EXHIBIT 10.20

GUARANTY OF IREIT DG SPE MEMBER, L.L.C.

LIABILITIES BY INLAND REAL ESTATE INVESTMENT CORPORATION

IREIT DG SPE MEMBER, L.L.C., a Delaware limited liability company (“Borrower”) is or may become indebted to V-IN DOLLAR, LLC, an Illinois limited liability company (“Lender”).  The undersigned holds a direct or indirect ownership interest in Borrower.

1.              NOW, THEREFORE, for value received and in consideration of credit given or to be given or other financial accommodations from time to time afforded to Borrower by Lender, the undersigned hereby unconditionally guaranties the full and prompt payment and performance to Lender of any and all indebtedness, obligations and liabilities of every kind and nature of Borrower to the Lender, whether at stated maturity, by acceleration or otherwise, however created, arising or evidenced, whether now existing or hereafter created or arising, whether direct or indirect, absolute or contingent, or joint or several, due or to become due and howsoever owned, held or acquired, including, but not limited to, the full and prompt payment and performance of the “Loan” and all of the indebtedness, obligations and liabilities of Borrower under that certain Term Note in the original principal amount of $3,340,460.00 dated as of the date of this Guaranty given by Borrower to Lender (said Term Note, as it may be amended and/or restated from time to time shall be referred to as the “Note”), less any amounts prepaid from time to time under the Note.  The undersigned further agrees to pay all costs and expenses, legal or otherwise (including, but not limited to, court costs and attorneys’ fees), paid or incurred by Lender in endeavoring to collect such indebtedness, obligations and liabilities, or any part thereof, and in enforcing this Guaranty (including, but not limited to, any attorneys’ fees and costs in connection with any bankruptcy proceeding of Borrower or of the undersigned).

2.              This Guaranty shall be a continuing, absolute and unconditional guaranty, and shall remain in full force and effect until any and all of said indebtedness, obligations and liabilities shall be fully paid.  This Guaranty is a guaranty of payment and performance, not of collection.  In case of any Event of Default (as defined in the Note), any or all of the indebtedness hereby guarantied then existing shall, at the option of Lender, immediately become due and payable from the undersigned.  Notwithstanding the occurrence of any such event, this Guaranty shall continue and remain in full force and effect.

3.              The liability hereunder shall in no event be affected or impaired by any of the following (any of which may be done or omitted by Lender from time to time, without notice to the undersigned): (a) any sale, pledge, surrender, compromise, settlement, release, renewal, extension, indulgence, alteration, substitution, surrender, exchange, change in, modification or other disposition of any of said indebtedness, obligations or liabilities, whether express or implied, or of any contract or contracts evidencing any thereof, or of any security or collateral therefor; (b) any acceptance by Lender of any security for, or other guarantors upon any of said indebtedness, obligations or liabilities; (c) any failure, neglect or omission on the part of Lender to realize upon or protect any of said indebtedness, obligations or liabilities, or any collateral or security therefor, or to exercise any lien upon or right of appropriation of any moneys, credits or property of Borrower possessed by Lender, toward the liquidation of said indebtedness (except for a release or discharge of the undersigned), obligations or liabilities; (d) any application of payments or credits by Lender (except for prepayments of principal of the Note); (e) the granting of credit from time to time by Lender to Borrower in excess of the amount set forth in the Note; (f) any release or discharge in whole or in part of any guarantor of said indebtedness, obligations and liabilities; or (g) any act of commission or omission of any kind or at any time upon the part of Lender with respect to any matter whatsoever.  Lender shall have the sole and exclusive right to reasonably determine (in accordance with the requirements of the Note) how, when and to what extent application of payments and credits, if any, shall be made on said indebtedness, obligations and liabilities, or any part of them.  In order to hold the undersigned liable hereunder, there shall be no obligation on the part of Lender at any time to resort for payment to Borrower or other persons or corporations, their properties or estates, or resort to any collateral, security, property, liens or other rights or remedies whatsoever.

4.              The undersigned acknowledges and agrees that the undersigned’s liability pursuant to this Guaranty shall be and is joint and several with any other guaranty of said indebtedness, obligations and liabilities by any other person or entity, whether any such other guaranty now exists or hereinafter arises.

5.              The undersigned expressly waives presentment, protest, demand, notice of dishonor or default, and notice of acceptance of this Guaranty.  The undersigned hereby expressly subordinates to Lender any claim which the undersigned may have to indemnification, reimbursement, contribution or subrogation from Borrower of any of said indebtedness, obligations or liabilities for any amount paid by the undersigned pursuant to this or any other guaranty.

6.              Following the occurrence of an Event of Default under the Note, Lender may, without any notice whatsoever to the undersigned, sell, assign or transfer all of said indebtedness, obligations and liabilities, or any part thereof, and, in that event, each and every immediate and successive assignee, transferee or holder of all or any part of said indebtedness, obligations and liabilities, shall have the right to enforce this Guaranty, by suit or otherwise, for the benefit of such assignee, transferee or holder, as fully as if such assignee, transferee or holder were herein by name specifically given such rights, powers and benefits.

7.              Lender is authorized by the undersigned at any time and from time to time in its sole discretion, without demand or notice of any kind, to appropriate, hold, set off and apply, in such order of application as Lender, in its sole and absolute discretion, may from time to time elect, toward the payment of any amount due hereunder, whether now due or hereinafter arising, all moneys, credits or other property belonging to or in the name of the undersigned, at any time held by Lender, whether now being held or held in the future, on deposit or otherwise, and Lender is hereby granted a lien and security interest upon such moneys, credits or other property.

8.              No delay on the part of Lender in the exercise of any right or remedy under any agreement (including, but not limited to, this Guaranty) shall operate as a waiver thereof, including, but not limited to, any delay in the enforcement of any security interest, and no single or partial exercise by Lender of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy.

9.              This Guaranty shall be governed by and construed in accordance with the laws of the state of Illinois applicable to contracts wholly executed and performed within the boundaries of that state.  Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.  The recitals set out above are incorporated herein as an integral part of this Guaranty.  This Guaranty shall be binding upon the undersigned and the undersigned’s representatives, successors, executors, heirs and assigns.

10.       The undersigned represents and warrants to Lender that:  (a) the execution and delivery of this Guaranty, does not and will not contravene or conflict with any provisions of (i) law, rule, regulation or ordinance or (ii) any agreement binding upon the undersigned or the undersigned’s properties, as the case may be; and (b) this Guaranty is the legal, valid and binding obligations of the undersigned, enforceable against the undersigned in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization and other similar laws affecting the rights and remedies of creditors and except as the availability of equitable remedies is subject to judicial discretion; and (c) the financial statements and other information submitted by the undersigned to the Lender accurately present the financial condition of such person as of the date stated therein and there have been no material adverse changes in such financial conditions since those dates.

11.       The undersigned covenants and agrees that the undersigned will furnish to Lender such information about the financial condition and affairs of the undersigned as Lender may from time to time reasonably request, all in form and manner reasonably satisfactory to Lender.

12.       All notices and other communications required or permitted to be given to the undersigned or to Lender shall be done in accordance with the procedure set forth in the Note to the addresses set forth below the signature lines of this Guaranty.  This Guaranty may be executed by original signature, facsimile and/or electronic signature.

13.       The undersigned hereby acknowledges, agrees and consents to the terms and conditions of the Note and the Documents (as defined in the Note), copies of which have been received by the undersigned.  The undersigned hereby acknowledges that (1) the undersigned has reviewed the Note and all of the Documents; and (2) the undersigned has received good and valuable consideration to execute this Guaranty; and (3) Lender has recommended to the undersigned that the undersigned be advised by counsel in connection with the terms, execution and delivery of this Guaranty.

14.       The undersigned acknowledges and agrees that except as specifically set forth in the Note or the last paragraph of this Guaranty, Lender makes no covenants to either Borrower or the undersigned, including, but not limited to, any other commitments to provide additional financing to Borrower.

15.       THE UNDERSIGNED ACKNOWLEDGES THAT THE NOTE IS BEING ACCEPTED BY THE LENDER IN PARTIAL CONSIDERATION OF LENDER’S RIGHT TO ENFORCE IN THE JURISDICTION STATED BELOW THE TERMS AND PROVISION OF THIS GUARANTY AND THE DOCUMENTS.  THE UNDERSIGNED CONSENTS TO JURISDICTION IN THE STATE OF ILLINOIS AND VENUE IN ANY STATE OR FEDERAL COURT IN COOK COUNTY, ILLINOIS FOR SUCH PURPOSES AND WAIVES ANY AND ALL RIGHTS TO CONTEST SAID JURISDICTION AND VENUE AND ANY OBJECTION THAT SAID COUNTY IS NOT CONVENIENT.  THE UNDERSIGNED WAIVES ANY RIGHTS TO COMMENCE ANY ACTION AGAINST LENDER IN ANY JURISDICTION EXCEPT THE AFORESAID COUNTY AND STATE.  LENDER AND THE UNDERSIGNED HEREBY EACH EXPRESSLY WAIVE ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER (A) THE UNDERSIGNED AGAINST LENDER OR (B) LENDER AGAINST THE UNDERSIGNED WITH RESPECT TO ANY MATTER WHATSOEVER RELATING TO, ARISING OUT OF OR IN ANY WAY CONNECTED WITH THE GUARANTY, THE DOCUMENTS AND/OR THE TRANSACTIONS WHICH ARE THE SUBJECT OF THE DOCUMENTS.

SIGNED AND DELIVERED by the undersigned at Chicago, Illinois, this 6th day of November, 2012.

INLAND REAL ESTATE INVESTMENT CORPORATION, a Delaware corporation

By:	/s/ Catherine L. Lynch
Name:	Catherine L. Lynch
Title:	CFO

2901 Butterfield Road
Oakbrook, Illinois 60523
Attn: Catherine Lynch
Phone: (630) 218-8000
Fax No.: (630) 645-2082

ACCEPTED in Chicago, Illinois
as of the date set forth above.

V-IN DOLLAR, LLC

By:	/s/ Lawrence J. Starkman

Title:	Managing Member

c/o Sherwin Real Estate, Inc.
1569 Sherman Avenue, Suite 203
Evanston, Illinois 60201
Attention: Lawrence J. Starkman
Phone: (847) 864-9200
Fax: (847) 864-0757